                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 20, 2002


                      CHARTER COMMUNICATIONS HOLDINGS, LLC
               CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)




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
            333-77499                                          43-1843179
           333-77499-01                                        43-1843177
      (Commission File Number)                 (Federal Employer Identification Number)


     12405 POWERSCOURT DRIVE
       ST. LOUIS, MISSOURI                                       63131
 (Address of Principal Executive Offices)                    (Zip Code)
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       (Registrant's telephone number, including area code) (314) 965-0555
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ITEM 5. OTHER ITEMS.

      On June 20, 2002, Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation announced that they have extended until June 25, 2002, their offer to exchange their outstanding $350 million of 9.625% Senior Notes due 2009, $300 million of 10.000% Senior Notes due 2011 and approximately $263 million of 12.125% Senior Discount Notes due 2012 with a principal at maturity of $450 million (collectively, the "Old Notes") for $350 million of 9.625% Senior Notes due 2009, $300 million of 10.000% Senior Notes due 2011 and approximately $263 million of 12.125% Senior Discount Notes due 2012 with a principal at maturity of $450 million (collectively, the "New Notes"). The exchange offer was scheduled to expire on June 20, 2002, unless extended.

      The New Notes have been registered under the Securities Act of 1933, as amended (the "Securities Act"). The Old Notes, which were not registered under the Securities Act, were sold to qualified institutional buyers in reliance on Rule 144A of the Securities Act on January 14, 2002.

      A copy of the press release announcing the extension is being filed as
Exhibit 99.1 with this report.
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ITEM 7. EXHIBITS.

99.1 Press release dated June 20, 2002. *

*    filed herewith
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings, LLC has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CHARTER COMMUNICATIONS HOLDINGS, LLC,
                                    Registrant




Dated: June 21, 2002                  By: /s/ Kent D. Kalkwarf
                                      -----------------------------------------
                                      Name:  Kent D. Kalkwarf
                                      Title: Executive Vice President and Chief
                                      Financial Officer (Principal Financial
                                      Officer)


                                      By: /s/ Paul E. Martin
                                      -----------------------------------------
                                      Name:  Paul E. Martin
                                      Title: Senior Vice President and Corporate
                                      Controller (Principal Accounting Officer)
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings Capital Corporation has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION, Registrant




Dated: June 21, 2002         By: /s/ Kent D. Kalkwarf
                             ---------------------------------------------------
                             Name: Kent D. Kalkwarf
                             Title: Executive Vice President and Chief
                             Financial Officer (Principal Financial Officer)


                             By: /s/ Paul E. Martin
                             ---------------------------------------------------
                             Name: Paul E. Martin
                             Title: Senior Vice President and Corporate
                             Controller (Principal Accounting Officer)



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EXHIBIT INDEX


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
EXHIBIT
NUMBER      DESCRIPTION
------      -----------


99.1        Press release dated June 20, 2002.
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